                                                                  EXHIBIT 10.20

                          TAX REIMBURSEMENT AGREEMENT
                          ---------------------------

          TAX REIMBURSEMENT AGREEMENT dated as of December 15, 1997 (this "Agreement"), between R.R. Donnelley & Sons Company, a Delaware corporation
 ---------
("RRD"), and Stream International Inc., a Delaware corporation (f/k/a Stream
  ---
International Holdings, Inc.) (the "Company").
                                    -------

                              W I T N E S S E T H:
                              - - - - - - - - - -

          WHEREAS, in connection with an initial public offering of common stock of the Company, the Company intends to (i) contribute the MMI Business (as defined below) to Modus Media International Holdings Inc., a Delaware corporation ("MMI Holdings"), in exchange for voting common stock and preferred
              ------------
stock of MMI Holdings and the assumption by MMI Holdings of certain liabilities associated with the MMI Business in accordance with the terms of the MMI Contribution Agreement, as defined below (the "MMI Drop Down"); (ii) immediately
                                               -------------
thereafter cause MMI Holdings to transfer the MMI Business (other than certain specified indebtedness) to Modus Media International, Inc., a Delaware corporation and a wholly-owned subsidiary of MMI Holdings ("MMI") in accordance
                                                            ---
with the terms of the MMI Contribution Agreement; (iii) concurrently with the contribution described in clause (i), cause Stream International Services Corp., a Delaware corporation and a wholly owned subsidiary of the Company (f/k/a Stream International Inc.) ("SISC"), to contribute the CST Business (as defined
                             ----
below) to Corporate Software & Technology Holdings Inc., a Delaware corporation ("CST Holdings"), in exchange for voting common stock of CST Holdings and the
  ------------
assumption by CST Holdings of certain liabilities associated with the CST Business in accordance with the terms of the CST Contribution Agreement, as defined below (the "CST Drop Down"); (iv) immediately thereafter cause CST
                    -------------
Holdings to transfer the CST Business (other than certain specified indebtedness) to Corporate Software & Technology, Inc., a Delaware corporation and a wholly owned subsidiary of CST Holdings ("CST") in accordance with the
                                                ---
terms of the CST Contribution Agreement; (v) thereafter cause SISC to distribute all of its stock of CST Holdings to the Company as a dividend; and (vi) not later than January 10, 1998, distribute all of the voting common stock of MMI Holdings and CST Holdings owned by the Company to the shareholders of the Company as a dividend (such distribution, the "Distribution" and all the
                                               ------------
foregoing collectively referred to as the "Reorganization"); and
                                           --------------

          WHEREAS, RRD is entering into this Agreement in its capacity as a shareholder of the Company and a recipient in the Distribution.

          NOW, THEREFORE, in consideration of the agreements and mutual covenants contained herein, the parties hereto agree as follows:

          Section 1.  Definitions; Related Rules.  As used in this Agreement,
                      --------------------------
the following terms shall have the following meanings:

               "Affiliate" means, with respect to any entity, any other
                ---------
     individual, corporation, partnership, joint venture, limited liability company, association, joint-stock company, trust or unincorporated organization which directly or indirectly controls, is controlled by or is under common control with such entity; provided, however, that RRD (and its
                                            --------  -------
     subsidiaries that are not also subsidiaries of the Company) and the Company (and its subsidiaries) shall not be treated as Affiliates for purposes of this Agreement.

               "Code" means the Internal Revenue Code of 1986, as amended, and
                ----
     corresponding provisions of subsequently enacted federal Tax law.

               "Company Payment Date" means, for each taxable year or period
                --------------------
     ending in any Post-Drop Down Tax Period for each Taxing Jurisdiction, the date 30 business days following the due date (excluding extensions) for filing Income Tax Returns for such taxable year or period with respect to such Taxing Jurisdiction.

               "CST Business" has the meaning given to such term in the CST
                ------------
     Contribution Agreement.

               "CST Contribution Agreement" means the Contribution Agreement
                --------------------------
     dated as of the date hereof, among the Company, SISC, CST Holdings and CST.

               "Deferred Reorganization Tax Item" shall mean any Tax Item
                --------------------------------
     directly related to one or more steps included in the Reorganization that is recognized or otherwise taken into account in computing income or loss (or, in the case of a credit, a Tax liability) for Income Tax purposes with respect to a taxable year or period other than the taxable year or period in which the step giving rise to such Tax Item occurred (it being understood that such Tax Items shall include, without limitation, losses deferred under the federal income tax consolidated return regulations,
     Section 267 of the Code and the regulations thereunder, or other similar provisions of federal, state, local or foreign law).

               "Distribution Date" means the date on which the Distribution
                -----------------
     occurs.

               "Drop Down Date" means the date on which the MMI Drop Down and
                --------------
     the CST Drop Down occur.

               "Final Determination" has the meaning given to such term in the
                -------------------
     Tax Sharing Agreement.

               "Guarantees" means the two Guarantees, each dated as of the date
                ----------
     hereof, pursuant to which RRD guarantees the payment to the Company in respect of certain obligations of MMI and MMI Holdings, in one case, and CST and CST Holdings, in the other case, under the MMI Contribution Agreement, the CST Contribution Agreement, and the Tax Sharing Agreement.

               "Income Tax" has the meaning given to such term in the Tax
                ----------
     Sharing Agreement.

               "Income Tax Return" means any Tax Return required to be filed
                -----------------
     with respect to any Income Tax.

               "Jurisdiction Closing NOL Amount" means, for a Taxing
                -------------------------------
     Jurisdiction, (i) the NOLs for such Taxing Jurisdiction as of the close of the Drop Down Date, as initially determined pursuant to Section 5(a), (b), and (c), (ii) as revised from time to time pursuant to Section 5(d) (relating to Final Determinations after the Drop Down Date), and (iii) as revised from time to time pursuant to Section 5(e) (relating to adjustments to take into account certain Deferred Reorganization Tax Items).

               "Loss Item" means a Tax Item that is both (i) a Deferred
                ---------
     Reorganization Tax Item (or would be a Deferred Reorganization Tax Item if the portion of a Straddle Period beginning at the beginning of the day after the Drop Down Date were a separate taxable year or period under applicable law) and (ii) a loss, deduction, credit, or other Tax Item that is of a type that generally decreases Income Taxes paid or payable.

               "Master Agreement" means the Agreement dated as of the date
                ----------------
     hereof between RRD and Bain Capital, Inc..

               "MMI Business" has the meaning given to such term in the MMI
                ------------
     Contribution Agreement.

               "MMI Contribution Agreement" means the Contribution Agreement
                --------------------------
     dated as of the date hereof among the Company, MMI Holdings and MMI.

               "NOLs" means, for a Taxing Jurisdiction and as of the end of any
                ----
     taxable year or period, the (i) net operating losses that, under the laws of such Taxing Jurisdiction, may be carried forward or back for possible use in future or prior taxable years or periods, (ii) net capital losses that, under the laws of such Taxing Jurisdiction, may be carried forward or back for possible use in future or prior taxable years or periods, (iii) alternative minimum tax credits that, under the laws of such Taxing Jurisdiction, may be carried forward or back for possible use in future or prior taxable years or periods, and (iv) other credits that, under the laws of such Taxing Jurisdiction, may be carried forward or back for possible use in future or prior taxable years or periods, in each case to the extent related to Income Taxes imposed by such Taxing Jurisdiction.

               "Post-Drop Down Tax Period" means any taxable year or period
                -------------------------
     beginning after the Drop Down Date and, with respect to any Straddle Period, the portion of such Straddle Period beginning immediately after the Drop Down Date.

               "Proceeding" means any audit, action, suit, investigation, claim,
                ----------
     assessment, litigation or other administrative or judicial proceeding.

               "Reorganization Taxes" means the excess, if any, of (a) the
                --------------------
     aggregate amount of Income Taxes imposed on the Company or SISC for the taxable year or period of the Company or SISC, as the case may be, in which the Drop Down occurs over (b) the aggregate amount of Income Taxes that
                          ----
     would have been imposed on the Company or SISC for the taxable year or period of the Company or SISC, as the case may be, in which the Drop Down occurs if Income Taxes for such taxable year or period had been computed by excluding all Tax Items directly related to the steps included in the Reorganization. For purposes of the foregoing, it is agreed that:

               (v) NOLs primarily related to the Stream Business, the MMI Business or the CST Business (determined separately under the rules set forth in Section 3.01 of the Tax Sharing Agreement) carried over (other than from a Post-Drop Down Tax Period) to the taxable year or period in which the Drop Down occurs and net operating losses, net capital losses, alternative minimum tax credits and other credits primarily related to the Stream Business, the MMI Business or the CST Business (determined separately under the rules set forth in Section
          3.01 of the Tax Sharing Agreement, and determined without double-counting Tax Items directly related to the steps included in the Reorganization) incurred in such taxable year or period, in each case shall be considered as Tax Items directly related to the steps included in the Reorganization (see examples in Annex A);

               (w) Straddle Periods shall be treated in a manner consistent with the rules set forth in the definition thereof;

               (x) the amount of NOL carried back from a Post-Drop Down Tax Period (in accordance with Section 3(c)) shall be treated as a Tax Item directly related to the steps included in the Reorganization to the extent such NOL does not exceed the Loss Items recognized or otherwise taken into account in computing income or loss (or, in the case of credits, Taxes) in such Post-Drop Down Tax Period (see examples in Annex A);

               (y) Loss Items that are (or, if the portion of the Straddle Period beginning at the beginning of the day after the Drop Down Date were a separate taxable year or period under applicable law, would be) recognized or otherwise taken into account in computing income or loss (or, in the case of credits, Taxes) for the portion of a Straddle Period beginning at the beginning of the day after the Drop Down Date shall be treated as being recognized or otherwise so taken into account in the portion of such Straddle Period ending at the end of the Drop Down Date; and

               (z) without limitation, Tax Items related to any of the following shall not be treated as being directly related to the steps included in the Reorganization: (i) any reduction in tax basis of (or any creation of, or increase in, an excess loss account with respect
          to) the Company's stock in SISC; (ii) the amendment to the Operating Agreement dated April 21, 1995 among RRD, R.R. Donnelley Receivables Inc. and Stream International Holdings, Inc. referred to in Section 5.7(d) of the Master Agreement; (iii) the purchase by RRD of the Portland Assets, as described in Section 9 of the Master Agreement;
          (iv) any exchange of debt held by RRD (or any Affiliate of RRD) for stock of, or other rights with respect to, MMI Holdings, MMI, CST Holdings, CST or the Company; (v) any failure to make any required deductions or withholdings or payments with respect to such deductions or withholdings; (vi) any liquidation of Software Holdings, Inc.; and
          (vii) any actual or deemed liquidation of SISC.

               "Straddle Period" means any taxable year or period beginning
                ---------------
     before and ending after the close of the Drop Down Date. For all purposes of this Agreement, any Straddle Period shall be treated as two taxable years or periods, one ending at the end of the Drop Down Date and the other beginning at the beginning of the day after the Drop Down Date, in all cases with Tax Items allocated to one such taxable year or period or the other determined on a "closing of the books" basis at the end of the Drop Down Date (except that items computed on an annual basis, such as depreciation, shall be allocated on a daily basis). Except where indicated otherwise, for all purposes of this Agreement the portion of the Straddle Period ending at the end of the Drop Down Date and the portion of the Straddle Period beginning at the beginning of the day after the Drop Down Date shall each be treated as a "taxable year or period". NOLs that are carried to a Straddle Period under applicable law shall, for purposes of the Agreement, first be allocated solely to the portion of the Straddle Period ending at the end of the Drop Down Date as if such portion were a separate taxable year or period and then to other relevant taxable years or periods; provided, however, that the foregoing rule shall not affect any carryback or carryover period allowed by applicable law.

               "Stream IPO" means the initial underwritten public offering of
                ----------
     common stock of the Company.

               "Subsidiaries" means any corporation that is 50% or greater owned
                ------------
     (directly or indirectly) by the Company.

               "Tax" has the meaning given such term in the Tax Sharing
                ---
     Agreement determined, however, by deleting the words "upon the Stream Group, the MMI Group, the CST Group or any of their respective members or divisions or branches" which appear at the end thereof.

               "Tax Benefits" means, for each Post-Drop Down Tax Period and each
                ------------
     Taxing Jurisdiction, the excess, if any, of (a) the aggregate amount of Income Taxes that would be payable by the Company and all Subsidiaries (and all successors of the Company or any Subsidiary or of any successor of any such successor) to such Taxing Jurisdiction with respect to such Post-Drop Down Tax Period if the Jurisdiction Closing NOL Amount for each Taxing Jurisdiction were zero, over (b) the aggregate amount of Income Taxes payable by the Company and
     ----
     all Subsidiaries (and all successors of the Company or any Subsidiary or of any successor of any such successor) to such Taxing Jurisdiction with respect to such Post-Drop Down Tax Period. Except as otherwise indicated in this Agreement, in determining the amount of any Tax Benefit for a Post-Drop Down Tax Period and a Taxing Jurisdiction, all NOLs (including, but not limited to, Jurisdiction Closing NOL Amounts) for such Taxing Jurisdiction shall be deemed to be carried forward to such Post-Drop Down Tax Period to the extent permitted by applicable law. For the avoidance of doubt, it is understood that Tax Benefits may arise in years subsequent to the years to which the Jurisdiction Closing NOL Amounts are carried (e.g., where NOLs included in a Jurisdiction Closing NOL Amount are fully utilized in a Post-Drop Down Tax Period in lieu of using post-Drop Down losses, a Tax Benefit may arise in later years when the post-Drop Down losses are used). The aggregate amount of Tax Benefits shall be increased by the amount, if any, that the Company is required to reimburse to MMI Holdings, MMI, or any Affiliate thereof or to CST Holdings, CST or any Affiliate thereof pursuant to the terms of the Tax Sharing Agreement (or would be so required if the terms of the Tax Sharing Agreement remained unamended and in full force and effect following its execution) but does not so reimburse.

               "Tax Items" has the meaning given to such term in the Tax Sharing
                ---------
     Agreement.

               "Taxing Jurisdiction" means any country, state, county or city
                -------------------
     (or any political subdivision of any thereof) with respect to which Income Taxes are separately payable.

               "Tax Return" has the meaning given to such term in the Tax
                ----------
     Sharing Agreement.

               "Tax Sharing Agreement" means the Tax Sharing Agreement dated as
                ---------------------
     of the date hereof among the Company, CST Holdings, CST, MMI Holdings, and MMI.

       Section 2.  Effective Time of this Agreement.  This Agreement shall not
                   --------------------------------
be binding, and shall have no force or effect, prior to the Drop Down Date.

       Section 3.  RRD Tax Reimbursement. (a) Subject to, and in the manner
                   ---------------------
described in, Section 3(b) below, RRD shall pay, or reimburse the Company for, all Reorganization Taxes.

       (b) Any claim by the Company against RRD under Section 3(a) shall be accompanied by a writing from the Company, reasonably satisfactory to RRD, setting forth the determination of any Tax Benefits with respect to each taxable year or period ended prior to the time such claim is made (including, without limitation, relevant Tax Returns and the Company's or any accountant's workpapers, supporting documents or other information). Upon receipt of such writing, the Company and RRD shall determine
(1) the amount, if any, owing by RRD under Section 3(a) in respect of such claim and (2) assuming such amount were paid by RRD to the Company, the amount, if any, owing by the Company to RRD under Section 4. Within 30 days of such determinations (but in no event earlier than ten days prior to the date the Company is required to make payment of such claimed amount to a taxing authority), RRD shall pay to the Company (as a payment pursuant to Section 3(a)) the excess, if any, of the amount determined under clause (1) over the amount
                                                              ----
under clause (2). For purposes of this Agreement, RRD shall be treated as having paid to the Company under Section 3(a) (in addition to amounts actually paid), and the Company shall be treated as having paid to RRD under Section 4(a), the amount described in clause (2).

          (c) If in any Post-Drop Down Tax Period for a Taxing Jurisdiction, the Company or SISC (or any Affiliate thereof) recognizes or otherwise takes into account in computing income or loss a Loss Item and has an NOL as of the close of such Post-Drop Down Tax Period that includes such Loss Item, then the Company shall (to the extent permitted by law) carry back such NOL. Such carryback shall be treated as reducing Reorganization Taxes in accordance with the definition thereof. For purposes of this Section 3(c), Straddle Periods shall be treated in a manner consistent with the rules set forth in the definition thereof. Without the express written consent of RRD, neither the Company nor SISC (nor any Affiliate thereof) shall make any election (including, without limitation, an election under Section 172(b)(3) of the Code), adopt any accounting method, or otherwise take any action that would preclude such a carryback.

          (d) If it is determined (as evidenced by a claim made by RRD or the Company) that RRD has either overpaid or underpaid the amount owing under
Section 3(a) of this Agreement (by reason of the filing of a final Tax Return for the taxable year or period in which the Reorganization Taxes were incurred, the application of Section 3(c), or otherwise) the Company shall pay to RRD (in the case of an overpayment) or RRD shall pay to the Company (in the case of an underpayment) the amount of such overpayment or underpayment, as the case may be, in each case as an adjustment to amounts paid or received under Section 3(a), within 30 days of the resolution of such claim by RRD or the Company, as the case may be; provided that this Section 3(d) shall be coordinated with
Section 4(e), with payments offset against each other to the maximum extent possible.

          (e)  [INTENTIONALLY OMITTED.]

          (f) All payments by RRD under this Section 3 shall be treated by the parties hereto to the maximum extent allowable under applicable Tax laws, as an adjustment to the amount received by RRD pursuant to the Distribution. The amount of each payment by RRD under this Section 3 shall be computed after taking into account all Tax consequences to the Company, or any Affiliate, of
(i) the receipt of (or the right to receive) the payment and (ii) the event or the incurrence of the liability that gave rise to the right to receive the payment. In determining the Tax consequences to the Company or any Affiliate for purposes of this Section 3(f), any Tax detriment, in the case of a payment, and any Tax benefit, in the case of an event or the incurrence of a liability, shall be taken into account in the taxable years or periods in which the Company, or any Affiliate, is required to pay additional Taxes by reason of the payment, or is entitled to a refund of Tax or a reduction in the amount of Taxes it would otherwise be required to pay by reason of such event or the incurrence of the liability.

          Section 4.  Company Payments for Use of Closing NOL Amount.  (a)
                      ----------------------------------------------
Subject to the limitation set forth in Section 4(b), on each Company Payment Date the Company shall pay to RRD an amount equal to the Tax Benefits for the relevant Taxing Jurisdiction and for the Post-Drop Down Tax Period to which the Company Payment Date relates. Each payment shall be accompanied by a detailed computation of the amount of such payment along with information regarding the determination of such Tax Benefits (including, without limitation, relevant Tax Returns and the Company's or any accountant's workpapers, supporting documents or other information). If, as of a Company Payment Date the final Tax Returns have not been filed for the Post-Drop Down Tax Period to which the Company Payment Date relates, such payment by the Company, if any, shall be determined based on all available information (including, without limitation, the Tax computations reflected on the financial statements and its affiliates prepared for the period(s) that include such Post-Drop Down Tax Period). Amounts paid under this Section 4(a) are subject to adjustment under section 4(e).

          (b) The Company shall not be required to make a payment under Section 4(a) to the extent such payment would cause the aggregate amount paid (or treated as having been paid) by the Company pursuant to Section 4(a) to exceed the sum of (x) the aggregate amount previously paid (or treated as having been paid) by RRD with respect to Taxes pursuant to the Guarantees, plus (y) the aggregate amount previously paid (or treated as having been paid) by RRD with respect to Reorganization Taxes pursuant to Section 3 of this Agreement. Any amount not paid to RRD by reason of the limitation set forth in this Section 4(b) shall be carried forward and paid to RRD on future dates when permitted in accordance with the terms of this Section 4(b).

          (c) Not later than January 31 of each calendar year beginning after the date RRD is first required to make a payment with respect to Taxes pursuant to the Guarantees or Reorganization Taxes pursuant to Section 3(a) (until RRD is obligated under neither the Guarantees nor Section 3(a)), the Company shall provide to RRD a schedule of the Company Payment Dates falling within such calendar year.

          (d) Upon the written request of RRD, following the date RRD is first required to make a payment with respect to Taxes pursuant to the Guarantees or Reorganization Taxes pursuant to Section 3(a), the Company shall provide, or cause to be provided, to RRD information regarding the determination of any Tax Benefit (including, without limitation, relevant Tax Returns and the Company's or any accountant's workpapers, supporting documents or other information).

          (e) If, as a result of (t) the filing of a final Tax Return for a taxable year or period to which a Company Payment Date relates, (u) the filing of any amended Tax Return, (v) a Final Determination described in Section 5(d),
(w) an occurrence described in Section 5(e), or (x) a Final Determination relating to any Tax Item of the Company or any Affiliate thereof in respect of any Post-Drop Down Tax Period (each such event, a "True-up Event"), there is a change in the Tax Benefit for any Post-Drop Down Tax Period relative to the Tax Benefit for such Post-Drop Down Tax Period as most recently determined before such change, (i) the Company shall pay RRD an amount equal to the excess (if any) of the amount the Company is required to pay RRD pursuant to Section 4(a) as of the date of such True-up Event (determined after taking such change into account) over the amount the Company has actually paid (or is treated as having
         ----
paid) RRD pursuant to Section 4(a) prior to such True-up Event (determined before taking such change into account), and (ii) RRD shall repay the Company an amount equal to the excess (if any) of the amount the Company has paid (or is treated as having paid) RRD pursuant to Section 4(a) prior to such True-up Event (determined before taking such change into account) over the amount the Company
                                                    ----
is required to pay RRD pursuant to Section 4(a) as of the date of such True-up Event (determined after taking such change into account). All payments under this Section 4(e) shall be made within 30 days of the relevant True-up Event; provided that this Section 4(e) shall be coordinated with Section 3(d), with payments offset against each other to the maximum extent possible.

          Section 5.  NOL Amount.  (a)  Not later than 45 days following the
                      ----------
filing of the Company's federal income Tax Return for the taxable year of the Company in which the Drop Down occurred, the Company shall deliver to RRD a schedule setting forth, for each Taxing Jurisdiction, its determination of the Jurisdiction Closing NOL Amount (determined in accordance with the definition thereof) for the Company and each Subsidiary as of the close of Drop Down Date (such schedule, the "Preliminary NOL Schedule" and each amount set forth on such
                     ------------------------
schedule, a "Preliminary Jurisdiction Closing NOL Amount"), along with a writing
             -------------------------------------------
from the Company setting forth the determination of each Jurisdiction Closing NOL Amount including, without limitation, the Company's, any Subsidiary's or any accountant's workpapers, supporting documents, other information and, upon the request of RRD after receipt of the Preliminary NOL Schedule, relevant Tax Returns.

          (b) Each Preliminary Jurisdiction Closing NOL Amount set forth on the Preliminary NOL Schedule shall be conclusive as to the parties' agreement of the Jurisdiction Closing NOL Amount for the relevant Taxing Jurisdiction unless, within 60 days after the delivery of the Preliminary NOL Schedule, RRD notifies the Company in writing (a "Dispute Notice") that it disputes any of the
                           --------------
Preliminary Jurisdiction Closing NOL Amounts (in which case a Dispute Notice shall be deemed to have been delivered with respect to all Preliminary Jurisdiction Closing NOL Amounts). The parties shall in good faith attempt to resolve all disputes with respect to the determination of such amounts. If the parties do not reach agreement resolving all disputes with respect to such amounts within twenty (20) days after delivery of the Dispute Notice relating thereto, such disputes shall be resolved under procedures that resemble as closely as possible the procedures of Section 5.4.9. of the CST Contribution Agreement; provided; however, that in all cases the designated arbitrator shall be a nationally recognized independent certified public accountant that has not had a material relationship with either RRD or any of its Affiliates or the Company or any of its Affiliates within the preceding two years. The fees, costs and expenses of the arbitration shall be paid one-half by RRD and one-half by the Company. The Jurisdiction Closing NOL Amount for each Taxing Jurisdiction, as used herein, shall mean the Preliminary Jurisdiction Closing NOL Amounts initially set forth in the Preliminary NOL Schedule delivered to RRD if there is no Dispute Notice timely delivered with respect thereto, or if a Dispute Notice is timely delivered, then such amounts, as agreed by resolution of the parties or the arbitration, as the case may be, in accordance with the procedures set forth above.

          (c) The amounts initially set forth in the Preliminary NOL Schedule delivered to RRD if there is no Dispute Notice timely delivered with respect thereto, or if a Dispute Notice is timely delivered with respect thereto, then such amounts as agreed by resolution of the parties or the arbitration, as the case may be, in accordance with Section 5(b) shall be set forth on a schedule (the "Closing NOL Schedule") which shall be signed by both RRD and the Company
      --------------------
certifying that such amounts were determined in accordance with the foregoing procedures. Subject to Section 5(d), and Section 5(e), the Jurisdiction Closing NOL Amounts set forth on the Closing NOL Schedule shall be final and binding on the parties and the Company shall, and shall cause its Subsidiaries to, file all Tax Returns consistent with the Closing NOL Schedule.

          (d) If, as a result of any Proceeding or amended Tax Return, there is a Final Determination changing a Tax Item which change causes a change in a Jurisdiction Closing NOL Amount set forth on the Closing NOL Schedule, the Company shall prepare and, within 45 days of such Final Determination, deliver to RRD a schedule setting forth the Company's redetermination of the Jurisdiction Closing NOL Amounts based upon such Final Determination or amended Tax Return. The redetermination of such amounts shall be governed by the procedures set forth in Section 5(b). Within 10 days following the redetermination of such amounts, the parties shall redetermine the amounts set forth on the Closing NOL Schedule. The redetermined amounts shall be set forth on a schedule (the "Revised Closing NOL Schedule") which shall be signed by both
                    ----------------------------
RRD and the Company certifying that such amounts were determined in accordance with the foregoing procedures. Subject to any further redeterminations pursuant to this Section 5(d) and Section 5(e), the Revised NOL Schedule shall be final and binding on the parties.

          (e) If, in any Post-Drop Down Tax Period (including, without limitation, the portion of any Straddle Period beginning at the beginning of the day after the Drop Down Date) for a Taxing Jurisdiction, the Company or SISC (or any Affiliate thereof) recognizes or otherwise takes into account in determining income or loss (or, in the case of credits, Taxes) a Loss Item, such Loss Item shall, for purposes of determining the relevant Jurisdiction Closing NOL Amount and related Tax Benefits for any Post-Drop Down Tax Period, be treated as increasing the relevant Jurisdiction Closing NOL Amount by the amount of such Loss Item; provided, however, that the aggregate amount of such Loss Items for
           --------  -------
such Post-Drop Down Tax Period so treated shall not exceed the excess, if any, of (x) the aggregate amount of Loss Items so recognized or otherwise taken into account in such Post-Drop Down Tax Period over (y) the amount of the NOL with
                                          ----
respect to such Post-Drop Down Tax Period described in Section 3(c) that is carried back in accordance with Section 3(c); provided, further, that the
                                      --------  -------
limitations in the foregoing proviso shall not apply to Loss Items that are (or, if the portion of a Straddle Period beginning at the beginning of the day following the Drop Down Date were a separate taxable year or period, would be) recognized or otherwise taken into account in determining income or loss (or, in the case of credits, Taxes) for such portion of a Straddle Period. Upon any event described in this Section 5(e), or any event changing the amount of Loss Items so treated, the Company shall prepare and, within 45 days of such event, deliver to RRD a schedule setting forth the Company's redetermination of the Jurisdiction Closing NOL Amounts based on such event. The redetermination of such amounts shall be governed by the procedures set forth in Section 5(b) and 5(d). (See examples in Annex A.)

          Section 6.  Income Tax Returns.  RRD shall be entitled promptly upon
                      ------------------
(but in no event later than ten days after) any request by RRD, to review any Income Tax Return relating to any taxable year or period with respect to which RRD makes (or is treated as having made) a payment (or is requested to make a payment) with respect to Taxes under the Guarantees or Reorganization Taxes under Section 3(a), or relating to any prior or subsequent taxable year or period.

          Section 7  Contest Rights.  (a)  Notice.  Whenever a party hereto or
                     --------------        ------
any Affiliate thereof (the "Notified Party") becomes aware of any Proceeding that could reasonably be foreseen to result in a redetermination or other adjustment to any Tax Item or Deferred Reorganization Tax Item directly related to the steps included in the Reorganization (hereinafter, a "Reorganization Issue"), the Notified Party shall promptly give notice to each other party hereto of such Reorganization Issue. The failure of any Notified Party to give such notice shall not relieve the Indemnitor of its obligations under this Agreement except to the extent such Indemnitor or any of its Affiliates is actually prejudiced by such failure to give notice.

          (b)  General Control Rights.  Subject to the other provisions of this
               ----------------------
Section 7, with respect to any Proceeding relating, in whole or in part, to a Reorganization Issue, RRD and the Company shall have shared control over such Proceeding, prior to the assumption of exclusive control by RRD or the Company under the circumstances described elsewhere in this Agreement, under the following rules: (i) RRD shall promptly deliver to the Company complete copies of all written notices, requests, or other information received from any taxing authority or judicial or similar body that relate to such Proceeding, and the Company shall promptly deliver to RRD complete copies of all written notices, requests, or other information received from any taxing authority or judicial or similar body that relate to such Proceeding; (ii) RRD shall not provide any documents or other information to any taxing authority or judicial or similar body in connection with the Proceeding without obtaining the Company's prior consent (which consent shall not be unreasonably withheld) and the Company shall not provide any documents or other information to any taxing authority or judicial or similar body that relate to such Proceeding without RRD's prior consent (which consent shall not be unreasonably withheld); (iii) the submission of any written response or other written work to any taxing authority or judicial body (hereinafter, "Written Response") shall be coordinated by the Company and RRD acting in good faith; provided, however, that the content of any Written Response to the extent not related to any

Reorganization Issue shall be exclusively controlled by the Company and the content of any Written Response to the extent related to any Reorganization Issue shall be exclusively controlled by RRD; (iv) the Company and RRD shall each have equal control over any Proceeding and shall both have the right to fully participate in any Proceeding; provided, however, that in any Proceeding the Company shall have sole control over any discussion relating to any issue that is not a Reorganization Issue (and may exclude RRD from participating in such discussion, but not from attending such Proceeding) and RRD shall have sole control over any discussion relating to any Reorganization Issue (and may exclude the Company from participating in such discussion, but not from attending such Proceeding); (v) the Company and RRD shall each consult in good faith with each other with respect to all aspects of any action or position to be taken by the Company or RRD, respectively, relating to the Proceeding and take the party's interest into account; (vi) neither the Company nor RRD shall adopt positions in any proceeding that unfairly compromise a Reorganization Issue or non-Reorganization Issue, respectively, so as to gain any advantage with respect to any non-Reorganization Issue or Reorganization Issue, respectively; which is the subject of the same or a related Proceeding; (vii) if a Proceeding consists solely of non-Reorganization Issues, the Company shall have exclusive control over such Proceeding, and if a Proceeding consists solely of Reorganization Issues, RRD shall have exclusive control over such Proceeding (subject, in all cases, to the other party's rights of participation) and (viii) except in the circumstances described below, neither the Company nor RRD shall make any settlement offer to any taxing authority, discuss any settlement offer with any taxing authority, or accept any settlement offer in respect of such Proceeding.

          (c)  Settlements.  With respect to any settlement offer that relates,
               -----------
in whole or in part, to any Reorganization Issue, the following rules shall apply: (i) no settlement offer shall be made by either the Company or RRD to any taxing authority except in writing and with the other party's consent and in such case the amount offered with respect to any Reorganization Issue shall be determined solely by RRD (as indicated in a written notice to the Company) and the amount offered with respect to any non-Reorganization Issue shall be determined solely by the Company (as indicated in a written notice to RRD); (ii) in the case of any settlement offer made by a taxing authority that is not in response to a written settlement offer, the Company shall, if it desires or if requested by RRD, make a written settlement offer (i.e., a counter offer) to the
                                                   - -
taxing authority in accordance with the foregoing rules; and (iii) in the case of any settlement offer made by a taxing authority not described in clause (ii):

               (A) with the consent of RRD, the Company may make a written settlement offer (i.e., a counter offer) to the taxing authority in accordance with the foregoing rules;

               (B) with the consent of RRD, the Company may choose not to accept the settlement offer from the taxing authority and instead choose to litigate the issues reflected in such settlement offer, in which case the Company shall litigate the Reorganization Issues and non-Reorganization Issues, which litigation shall be conducted subject to the rules of paragraph (b) of this Section 4.02;

               (C) either the Company or RRD (the "Accepting Party") may notify the other party of the Accepting Party's proposal that such settlement offer be accepted and entered into and request the other party's consent to doing so and, upon (x) the written consent to such settlement offer by the other party, (y) a failure of the other party to respond to such proposal by the Accepting Party within thirty days after receipt by the other party of such notice from the Accepting Party, or (z) a failure of the other party to withhold its consent to such settlement offer in accordance with subparagraph (D) below, the Company shall accept and enter into such settlement offer; or

               (D) the other party (hereinafter, the "non-Accepting Party") may withhold its consent to a settlement offer that the Accepting Party has indicated under subparagraph (C) it will accept, if the non-Accepting Party
     (x) notifies the Accepting Party in writing within such thirty-day period that the non-Accepting Party does not consent to the proposed settlement, and (y) provides the Accepting Party with an opinion from tax counsel selected by the non-Accepting Party and reasonably satisfactory to the Accepting Party to the effect that there is a reasonable possibility that the Company will prevail on the merits with respect to one or more Reorganization Issues or non-Reorganization Issues (where the non-Accepting Party is RRD or the Company, respectively) with an aggregate value of not less than the lesser of $1 million or 25% of the amount at issue for the non-Accepting Party (including Tax and, without duplication, interest and/or penalties) in a tribunal with jurisdiction to adjudicate such Reorganization Issue(s) or non-Reorganization Issue(s), as the case may be.

               (E) if the non-Accepting Party provides the Accepting Party with written notification withholding consent in accordance with subparagraph
     (D) above, then:

               (i) The non-Accepting Party shall fully indemnify and hold harmless the Accepting Party from and against any and all liabilities (other than liability for payments to the non-Accepting Party hereunder) for Taxes and other costs and expenses (including, without limitation, additional attorneys' and accountants' fees) over and above the payments that the Accepting Party would have been liable for if the Accepting Party had entered into the proposed settlement; and

               (ii) The Accepting Party shall select one of the following alternatives:

                    (1) enter into a closing agreement or other final resolution with the relevant taxing authority with respect to all issues in accordance with the proposed settlement other than Reorganization Issues or non-Reorganization Issues (where the non-Accepting Party is RRD or the Company, respectively) if doing so would not preclude litigation or other judicial proceedings with respect to the Reorganization Issues or non-Reorganization Issues, respectively; provided that (i) such closing agreement or
                                     --------
               other final resolution
               specifically provides that it does not apply to the Reorganization Issues or non-Reorganization Issues (where the non-Accepting Party is RRD or the Company, respectively) and (ii) the Accepting Party agrees to give the non-Accepting Party and its representatives control over the relevant Proceedings, and specifically agrees that (x) if the Accepting Party is the Company, the Company agrees to give RRD control over the relevant Proceedings, and specifically agrees that the Company will take such actions requested by RRD or its representatives to continue to contest or if permitted by applicable law to permit RRD to contest (through administrative proceedings or litigation, which proceedings or litigation shall be conducted pursuant to the provisions of this Section 7(b), using counsel selected by RRD to the fullest extent possible) (y) if the Accepting Party is RRD, that the Company may continue such contest free of the rights of RRD under paragraph (b) of this Section 7, and (z) in all cases permit the non-Accepting Party, if successful or if a deposit is released, to obtain the full monetary benefit of such success or release; or

                    (2) settle all issues with the relevant taxing authority in accordance with the proposed settlement, in which case the Accepting Party and non-Accepting Party each shall, with respect to its share thereof, pay any additional liability for Taxes as provided for in such proposed settlement provided that the
                                                        --------
               Accepting Party may choose this alternative (2) only if (i) such settlement shall specifically provide that it shall not preclude a refund claim from being filed with respect to the Reorganization Issues or the non-Reorganization Issues (where the non-Accepting Party is RRD or the Company, respectively) and (ii) the Accepting Party agrees to give the non-Accepting Party and its representatives control over the relevant Proceedings, and specifically agrees that (x) if the Accepting Party is the Company, the Company agrees to give RRD control over the relevant Proceedings, and specifically agrees that the Company will take such actions requested by RRD or its representatives to continue to contest or if permitted by applicable law to permit RRD to contest (through administrative proceedings or litigation, which proceedings or litigation shall be conducted pursuant to the provisions of this Section 7 using counsel selected by RRD to the fullest extent possible) (y) if the Accepting Party is RRD, that the Company may continue such contest free of the rights of RRD under paragraph (b) of this Section 7, and (z) in all cases permit the non-Accepting Party, if successful or if a deposit is released, to obtain the full monetary benefit of such success or release; or

                    (3) pay to the non-Accepting Party, or deposit in escrow any additional liability for Taxes, interest and penalties as provided for in such settlement to the extent that such liability relates to Reorganization Issues or non-Reorganization Issues (where the non-Accepting Party is the Company or RRD, respectively) and the Accepting Party agrees to give the non-Accepting Party and its representatives control over the relevant Proceedings, and specifically agrees that (x) if the Accepting Party is the Company, the Company agrees to give RRD control over the relevant Proceedings, and specifically agrees that the Company will take such actions requested by RRD or its representatives to continue to contest or if permitted by applicable law to permit RRD to contest (through administrative proceedings or litigation, which proceedings or litigation shall be conducted pursuant to the provisions of this Section 7 using counsel selected by RRD to the fullest extent possible) (y) if the Accepting Party is RRD, that the Company may continue such contest free of the rights of RRD under paragraph (b) of this
               Section 7, and (z) in all cases permit the non-Accepting Party, if successful or if a deposit is released, to obtain the full monetary benefit of such success or release.

          (d)  Payments to Stop Interest.  Either party may, at its election,
               -------------------------
pay to or deposit with the relevant taxing authority an amount of additional Tax for which it would be liable hereunder if such payment or deposit would have the effect of stopping the accrual of interest with respect to such Tax liability. Such party shall have no further responsibility hereunder for interest with respect to any amount so deposited or paid for so long as such deposit or payment stops the accrual of interest; provided, however, that any such payment or deposit does not affect any right of the other party or any other liability of the first party hereunder; provided that the other party shall pay to the first party the amount of any Tax and interest received by (or credited to the account of) the other party as a result of a determination that such payment or deposit resulted in an overpayment of Tax with respect to the first party's issues.

          (e)  Termination.  Notwithstanding the foregoing provisions of this
               -----------
Section 7, either RRD or the Company may (in its sole discretion by written notice to the other party) refrain from contesting (through administrative or judicial proceedings) any Reorganization Issue or non-Reorganization Issue, settle any Reorganization Issue or non-Reorganization Issue with the relevant taxing authority without the consent of the other party, or conduct any Proceeding free of the other party's rights under paragraph (b) of this Section
7. In any such event: in the case of RRD taking such action, it shall reimburse the Company for all Taxes for which the Company is liable as a result of such action and (ii) in the case of the Company taking such action, the Company shall be deemed to have unconditionally waived its rights to indemnity with respect to all Reorganization Issues (and other Reorganization Issues which are related to the Reorganization Issue) with respect to which the Company took such action pursuant to this paragraph (e).

          (f)  RRD Rights under Tax Sharing Agreement.  Whenever the Company or
               --------------------------------------
any Affiliate thereof becomes aware of, or otherwise receives written or oral notice of, any Indemnity Issue (as defined in Section 4.02 of the Tax Sharing Agreement) or any Proceeding described in clause (i) below, the Company shall promptly give notice to RRD of such Indemnity Issue or Proceeding, and keep RRD advised as to the status of any Proceedings related to such Indemnity Issue or Proceeding described in (i) below, as the case may be. In addition to the rights granted to RRD under this Section 7, in the following circumstances RRD shall have, at is sole option, the rights in accordance with those set forth in
Section 4.02 of the Tax Sharing Agreement (subject to the conditions thereof) as if RRD were the Indemnitor and the Company were the Responsible Party and
Indemnitee: (i) whether or not relating to an Indemnity Issue, a Proceeding that would, if the taxing authority's initial adjustment were upheld, reduce the Jurisdiction Closing NOL Amount for any Taxing Jurisdiction by more than 20% (after taking into account all prior reductions in such Jurisdiction Closing NOL Amount) and by more than $2 million (after taking into account all prior reductions in such Jurisdiction Closing NOL Amount), or (ii) a Proceeding that would, if the taxing authority's initial adjustment were upheld, require either MMI Holdings, MMI, CST Holdings, or CST to make a payment to the Company or any Affiliate thereof under the Tax Sharing Agreement, provided, however, that RRD shall not have the right described in this clause (ii) if MMI Holdings, MMI, CST Holdings, or CST (as the case may be), out of its own assets pays such amount to the relevant taxing authority or pays such amount to an escrow account out of which the tax liability will be paid (it being understood that no such payment shall be required prior to the tenth day after notice from RRD to MMI Holdings or CST Holdings, as the case may be, of RRD's intention to exercise its rights under this clause (ii), which notice may not be given prior to the completion of the audit for the first taxable year in which the Indemnity Issue arises).

          Section 8.  Agreed Tax Reporting; Valuation.  (a) The Company agrees
                      -------------------------------
to report (and to cause its Affiliates to report) for federal income tax purposes each of the MMI Drop-Down and the CST Drop Down as a transaction governed by Section 1001 of the Code, and not as a transaction governed by
Section 351 of the Code.

          (b) The Company further agrees to report (and to cause its Affiliates to report) any Loss Items deferred under the federal income tax consolidated return regulations or Section 267 of the Code and the regulations thereunder as being recognized and otherwise taken into account in determining income or loss (or, in the case of credits, Taxes) for federal income tax purposes not later than the time of the sale by RRD of Stream Common Stock (as defined in the Master Agreement) so that RRD's beneficial ownership of Stream Common Stock (as so defined) after such sale is below 50% on a primary basis.

          (c) Except as agreed otherwise in writing by the Company and RRD, the Company agrees to report (and to cause its Affiliates to report), for all federal, state, local and other Income Tax purposes, the value, as of the Drop Down Date, of the CST and MMI Assets (as defined in the CST Contribution Agreement and MMI Contribution Agreement) and each indicated category thereof in a manner consistent with the values set forth in one or more mutually acceptable appraisals.

          (d) Except as agreed otherwise in writing by the Company and RRD, the Company agrees to report (and to cause its Affiliates to report), for all federal, state, local and other Income Tax purposes, the value, as of the Distribution Date of the stock of CST Holdings and MMI Holdings distributed in the Distribution as having an aggregate value as set forth in a mutually acceptable appraisal.

          Section 9.  Assistance and Cooperation.  (a) After the Drop Down Date,
                      --------------------------
each of RRD and the Company shall (and shall cause their respective Affiliates to): (a) cooperate fully in preparing for any audits of, or disputes with, taxing authorities regarding, any Income Tax Returns of the Company and each Subsidiary; and (b) make available to the other and to any Taxing authority as reasonably requested all information, records, and documents relating to Income Taxes of the Company and each Subsidiary.

          (b) The Company shall not agree to any modification to, or amendment of, the Tax Sharing Agreement without the express written consent of RRD, which consent shall not be unreasonably withheld.

          Section 10.  General Provisions.
                       ------------------

          (a)  Entire Agreement; Binding Effect.  This Agreement and the Tax
               --------------------------------
Sharing Agreement (i) constitutes the entire agreement and supersedes all other agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof and (ii) shall not be assigned by either party (by operation of law or otherwise) without the prior written consent of the other party.

          (b)  Severability.  In case any one or more of the provisions
               ------------
contained in this Agreement should be invalid, illegal or unenforceable, the enforceability of the remaining provisions hereof will not in any way be affected or impaired thereby.

          (c)  Applicable Law.  This Agreement shall be governed by and be
               --------------
construed in accordance with the laws of the Commonwealth of Massachusetts, without giving effect to the principles thereof relating to conflicts of laws.

          (d)  Notices.  All notices, requests and other communications
               -------
hereunder shall be in writing and shall be deemed given if delivered personally, if telecopied (only if confirmed), if sent by FedEx or other overnight courier or delivery service or if mailed by registered or certified mail (postage prepaid, return receipt requested) to the parties at the following addresses or facsimile numbers:

          (a)  If to RRD:

               R.R. Donnelley & Sons Company
               77 West Wacker Drive
               Chicago, IL  60601
               Facsimile No.:  (312) 326-8708
               Attention:  Paul F. Grossman, Director
               Federal & International Taxes

          (b)  If to the Company:

               Stream International, INC.
               275 Dan Road
               Canton, Massachusetts  02021
               Facsimile No.:  (781) 830-7465
               Attention:  Treasurer

The address or facsimile number of a party, for the purposes of this Section 10(d), may be changed by giving written notice to the other party of such change in the manner provided herein for giving notice. Unless and until such written notice is received, the addresses and facsimile numbers provided herein shall be deemed to continue in effect for all purposes hereunder.

          (e)  Amendment and Waiver.  No amendment of any provision of this
               --------------------
Agreement shall in any event be effective unless the same shall be in writing and signed by the parties hereto. Any failure of any party to comply with any obligation, agreement or condition hereunder may only be waived in writing by the other party, but such waiver shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure. No failure by any party to take any action against any breach of this Agreement or default by the other party shall constitute a waiver of such party's right to enforce any provision hereof or to take any such action.

          (f)  Parties in Interest.  This Agreement shall be binding upon and
               -------------------
inure solely to the benefit of each party hereto and their respective successors and assigns, and nothing in this

Agreement, express or implied, is intended to confer upon any other person (including, without limitation, CST Holdings, CST, MMI Holdings, MMI and the shareholders of the Company) any rights or remedies of any nature whatsoever under or by reason of this Agreement.

          (g)  Counterparts.  This Agreement may be executed in any number of
               ------------
counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which together shall constitute one and the same instrument.

          (h)  Headings; Pronouns and Conjunctions.  The section and other
               -----------------------------------
headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Unless otherwise indicated herein or the context otherwise requires, the singular shall include the plural and the plural shall include the singular. The word "or" shall not be deemed inclusive.



                [REMAINDER OF THE PAGE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.


                                    R.R. DONNELLEY & SONS COMPANY



                                    By: /s/ C A Francis
                                       ---------------------------------
                                         Name:   C A Francis
                                         Title:  Exec V.P. & Chief
                                                 Financial Officer



                                    STREAM INTERNATIONAL INC.



                                    By:  /s/ Judith G. Salerno
                                       ----------------------------------
                                         Name:  Judith G. Salerno
                                         Title: Chief Operating Officer
                                                and President

Tax Reimbursement Agreement
Annex A (FOOTNOTES APPLICABLE FOR ALL TABLES)

-----------------------------------------------------------------------
                                              PRE-DROP  POST-DROP
            TABLE 1               1995  1996   1997       1997     1998
-----------------------------------------------------------------------
Actual (Net Tax Items)
-----------------------------------------------------------------------
     MMI                           -50    75        75
-----------------------------------------------------------------------
     CST                           -50    50        75
-----------------------------------------------------------------------
     STREAM-ORD                   -100  -150       100              -50
-----------------------------------------------------------------------
     REORG                           -             300             -400
-----------------------------------------------------------------------
                                  -200   -25       550             -450
-----------------------------------------------------------------------
Use of Current Period NOLs and
 Carryforwards/1/
-----------------------------------------------------------------------
     MMI                             0     0        75
-----------------------------------------------------------------------
     CST                             0     0        75
-----------------------------------------------------------------------
     STREAM-ORD                      0     0       100              -50
-----------------------------------------------------------------------
     REORG                                          75             -400
-----------------------------------------------------------------------
                                     0     0       325          0  -450
-----------------------------------------------------------------------
Use of Carrybacks/2/
-----------------------------------------------------------------------
     MMI                             0     0         0
-----------------------------------------------------------------------
     CST                             0     0         0
-----------------------------------------------------------------------
     STREAM-ORD                      0     0         0              -50
-----------------------------------------------------------------------
     REORG                                           0              -75
-----------------------------------------------------------------------
                                     0     0         0          0  -125
-----------------------------------------------------------------------
REMAINING REORG GAIN                 0
 AFTER '98
----------------------------------------
INCREASE IN JURIS                   75
 CLOSING NOL REFLECTING
 ADJUSTMENTS THRU '98/3/
----------------------------------------
TAX BENEFIT THRU '98/4/              0
-----------------------------------------------------------------------

------------------------------
/1/ Solely for purposes of determining liability under the Tax Sharing Agreement ("TSA") and Tax Reimbursement Agreement ("TRA"), the net Tax Items after allocating current period NOLs and NOL carryforwards under the terms of the TSA and TRA. (Numbers do not reflect allocations of 1998 net Tax Items. See below). See TSA, (S) 3.01(d)(vii); TRA, "Reorg. Taxes" def. par. (v).
             ---

/2/ Same as above but, solely for purposes of determining liability under the TSA and TRA, showing the net Tax Items after allocating NOL carrybacks under the terms of the TSA and TRA. (Although numbers reflect net Tax Items remaining in 1998 under the TSA and TRA, 1998 numbers do not reflect netting of Tax Items remaining in 1998). See TSA, (S) 3.01(d)(vi); TRA, "Reorg. Taxes" def. par.
                     ---
(x); TRA, (S)(S)3(c), 3(d).

/3/  TRA, (S) 5(e).

/4/  TRA, (S)(S) 5(e), 4(a), 4(e).

-----------------------------------------------------------------------
                                              PRE-DIST  POST-DIST
            TABLE 2               1995  1996   1997       1997     1998
-----------------------------------------------------------------------
Actual (Net Tax Items)
-----------------------------------------------------------------------
     MMI                           -50    75        75
-----------------------------------------------------------------------
     CST                           -50    50        75
-----------------------------------------------------------------------
     STREAM-ORD                   -100  -150       100              +50
-----------------------------------------------------------------------
     REORG                           -             300             -400
-----------------------------------------------------------------------
                                  -200   -25       550             -350
-----------------------------------------------------------------------
Use of Current Period NOLs and
 Carryforwards
-----------------------------------------------------------------------
     MMI                             0     0        75
-----------------------------------------------------------------------
     CST                             0     0        75
-----------------------------------------------------------------------
     STREAM-ORD                      0     0       100              +50
-----------------------------------------------------------------------
     REORG                           -     -        75             -400
-----------------------------------------------------------------------
                                     0     0       325          0  -350
-----------------------------------------------------------------------
Use of Carrybacks
-----------------------------------------------------------------------
     MMI                             0     0         0
-----------------------------------------------------------------------
     CST                             0     0         0
-----------------------------------------------------------------------
     STREAM-ORD                      0     0         0              +50
-----------------------------------------------------------------------
     REORG                           -     -         0              -75
-----------------------------------------------------------------------
                                     0     0         0          0   -25
-----------------------------------------------------------------------
REMAINING REORG GAIN                 0
 AFTER '98
----------------------------------------
INCREASE IN JURIS
 CLOSING NOL REFLECTING
 ADJUSTMENTS THRU '98               75
----------------------------------------
TAX BENEFITS THRU '98               50
-----------------------------------------------------------------------

-----------------------------------------------------------------------
                                              PRE-DIST  POST-DIST
            TABLE 3               1995  1996   1997       1997     1998
-----------------------------------------------------------------------
Actual (Net Tax Items)
-----------------------------------------------------------------------
     MMI                           -50    75        75
-----------------------------------------------------------------------
     CST                           -50    50        75
-----------------------------------------------------------------------
     STREAM-ORD                   -100  -150       100             +125
-----------------------------------------------------------------------
     REORG                           -             300             -100
-----------------------------------------------------------------------
                                  -200   -25       550              +25
-----------------------------------------------------------------------
Use of Current Period NOLs and
 Carryforwards
-----------------------------------------------------------------------
     MMI                             0     0        75
-----------------------------------------------------------------------
     CST                             0     0        75
-----------------------------------------------------------------------
     STREAM-ORD                      0     0       100             +125
-----------------------------------------------------------------------
     REORG                           -     -        75             -100
-----------------------------------------------------------------------
                                     0     0       325          0   +25
-----------------------------------------------------------------------
Use of Carrybacks
-----------------------------------------------------------------------
     MMI                             0     0        75
-----------------------------------------------------------------------
     CST                             0     0        75
-----------------------------------------------------------------------
     STREAM-ORD                      0     0       100             +125
-----------------------------------------------------------------------
     REORG                           -     -        75             -100
-----------------------------------------------------------------------
                                     0     0       325          0   +25
-----------------------------------------------------------------------
REMAINING REORG GAIN
 AFTER '98                          75
----------------------------------------
INCREASE IN JURIS
 CLOSING NOL REFLECTING
 ADJUSTMENTS THRU '98              100
----------------------------------------
TAX BENEFITS THRU '98              100
-----------------------------------------------------------------------

-----------------------------------------------------------------------
                                              PRE-DIST  POST-DIST
            TABLE 4               1995  1996   1997       1997     1998
-----------------------------------------------------------------------
Actual (Net Tax Items)
-----------------------------------------------------------------------
     MMI                           -50    75        75
-----------------------------------------------------------------------
     CST                           -50    50        75
-----------------------------------------------------------------------
     STREAM-ORD                   -100  -150       100             +100
-----------------------------------------------------------------------
     REORG                           -             300             -125
-----------------------------------------------------------------------
                                  -200   -25       550              -25
-----------------------------------------------------------------------
Use of Current Period NOLs and
 Carryforwards
-----------------------------------------------------------------------
     MMI                             0     0        75
-----------------------------------------------------------------------
     CST                             0     0        75
-----------------------------------------------------------------------
     STREAM-ORD                      0     0       100             +100
-----------------------------------------------------------------------
     REORG                           -     -        75             -125
-----------------------------------------------------------------------
                                     0     0       325          0   -25
-----------------------------------------------------------------------
Use of Carrybacks
-----------------------------------------------------------------------
     MMI                             0     0        75
-----------------------------------------------------------------------
     CST                             0     0        75
-----------------------------------------------------------------------
     STREAM-ORD                      0     0       100             +100
-----------------------------------------------------------------------
     REORG                           -     -        50             -100
-----------------------------------------------------------------------
                                     0     0       300          0     0
-----------------------------------------------------------------------
REMAINING REORG GAIN
 AFTER '98                          50
----------------------------------------
INCREASE IN JURIS
 CLOSING NOL REFLECTING
 ADJUSTMENTS THRU '98              100
----------------------------------------
TAX BENEFITS THRU '98              100
-----------------------------------------------------------------------

-----------------------------------------------------------------------
                                              PRE-DIST  POST-DIST
            TABLE 5               1995  1996   1997       1997     1998
-----------------------------------------------------------------------
Actual (Net Tax Items)
-----------------------------------------------------------------------
     MMI                           -50    75        75
-----------------------------------------------------------------------
     CST                           -50    50        75
-----------------------------------------------------------------------
     STREAM-ORD                   -100  -150       100              -50
-----------------------------------------------------------------------
     REORG                           -             300              -40
-----------------------------------------------------------------------
                                  -200   -25       550              -90
-----------------------------------------------------------------------
Use of Current Period NOLs and
 Carryforwards
-----------------------------------------------------------------------
     MMI                             0     0        75
-----------------------------------------------------------------------
     CST                             0     0        75
-----------------------------------------------------------------------
     STREAM-ORD                      0     0       100              -50
-----------------------------------------------------------------------
     REORG                           -     -        75              -40
-----------------------------------------------------------------------
                                     0     0       325          0   -90
-----------------------------------------------------------------------
Use of Carrybacks
-----------------------------------------------------------------------
     MMI                             0     0        75
-----------------------------------------------------------------------
     CST                             0     0        75
-----------------------------------------------------------------------
     STREAM-ORD                      0     0        50                0
-----------------------------------------------------------------------
     REORG                           -     -        35                0
-----------------------------------------------------------------------
                                     0     0       235                0
-----------------------------------------------------------------------
REMAINING REORG GAIN
 AFTER '98                          35
----------------------------------------
INCREASE IN JURIS
 CLOSING NOL REFLECTING
 ADJUSTMENTS THRU '98                0
----------------------------------------
TAX BENEFITS THRU '98                0
-----------------------------------------------------------------------

-----------------------------------------------------------------------
                                              PRE-DIST  POST-DIST
            TABLE 6               1995  1996   1997       1997     1998
-----------------------------------------------------------------------
Actual (Net Tax Items)
-----------------------------------------------------------------------
     MMI
-----------------------------------------------------------------------
     CST
-----------------------------------------------------------------------
     STREAM-ORD
-----------------------------------------------------------------------
     REORG
-----------------------------------------------------------------------

-----------------------------------------------------------------------
Use of Current Period NOLs and
 Carryforwards
-----------------------------------------------------------------------
     MMI                             0    30         0
-----------------------------------------------------------------------
     CST                             0    30         0
-----------------------------------------------------------------------
     STREAM-ORD                      0    20        30              -50
-----------------------------------------------------------------------
     REORG                           -     -        30              -70
-----------------------------------------------------------------------
                                     0    80        60             -120
-----------------------------------------------------------------------
Use of Carrybacks
-----------------------------------------------------------------------
     MMI                                  10         0
-----------------------------------------------------------------------
     CST                                  10         0
-----------------------------------------------------------------------
     STREAM-ORD                            0         0                0
-----------------------------------------------------------------------
     REORG                                 0                0
-----------------------------------------------------------------------
                                          20         0                0
-----------------------------------------------------------------------
REMAINING REORG GAIN
 AFTER '98                           0
-----------------------------------------
INCREASE IN JURIS
 CLOSING NOL REFLECTING
 ADJUSTMENTS THRU '98                0
-----------------------------------------
TAX BENEFITS THRU '98                0
-----------------------------------------------------------------------